[SUNRISE SECURITIES CORP. LOGO]

                                Member NASD/SiPC

                            BRADFORD VAN SICLEN, MBA
                                MANAGING DIRECTOR
                               INVESTMENT BANKING
               TELEPHONE (212) 421-1616 FACSIMILE (212) 750 - 7277

Victor Romero
President

Reality Wireless Networks, Inc.
Campbell, California 95008

               FINANCIAL ADVISORY AND INVESTMENT BANKING AGREEMENT

Dear Victor:

This Agreement is made and entered into this 8th day of January 2004, between Sunrise Securities Corp. ("Sunrise") and Reality Wireless Networks, Inc. (together with all subsidiaries, affiliates, successors and other controlled units, either existing or formed subsequent to the execution of this engagement, the "Company").

           In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. [(a)] The Company hereby engages Sunrise upon the terms and conditions as set forth herein as its exclusive financial advisor with respect to render financial and other general advice to the Company as an investment banker including without limitation advice relating to capital structure, enhancing shareholder value and allocation of corporate assets, as well as advice with respect to Transactions (as defined below) and non-exclusive advisor with respect to Financings (as defined below) and similar matters upon the terms and conditions set forth herein. In that regard, Sunrise will assist the Company in identifying, analyzing, structuring, negotiating and financing suitable business opportunities which the Company may take advantage of by purchase or sale of stock or assets, assumption of liabilities, merger, consolidation, tender offer, joint venture, financing arrangement or any similar transaction or combination thereof. Sunrise undertakes to use its best efforts to raise the required financing with respect to any previous and all future Transactions. It is acknowledged and agreed that any Financing is on a best efforts basis only. This Agreement should not be construed as a firm commitment or guarantee of financing. Sunrise agrees to obtain the consent of the Company prior to contacting any potential participants in a Transaction or Financing.


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

      In addition, Sunrise shall assist the Company with respect to the Company's advance planning for responding to (i) indications of interest from third parties seeking to acquire all or a substantial part of the Company's stock or assets by any means, including, without limitation, a tender or exchange offer or other offer, and/or (ii) a proxy contest, consent solicitation or other similar transaction relating to control and/or governance of the Company. Sunrise's services shall include assistance with consideration of a shareholder rights plan and implementation if it is determined to adopt such a plan.

      (b) The Company agrees that if it becomes involved in any transaction of the type referred to in clause (a)(i) or (a)(ii) of this Paragraph 1 above, during the term of this Agreement as set forth below, or for a period of one year after the effective date of termination of this Agreement, the Company will engage Sunrise pursuant to a separate engagement letter upon customary terms and conditions as its exclusive financial advisor to, among other things, assist the Company in connection with any such transaction, including, without limitation, if requested by the Company, identifying strategic alternatives. As compensation for such service, Sunrise will be paid customary investment banking fees for transactions of similar type and nature.

      o For the purpose of this Agreement "Transaction" shall mean merger, business combination or reorganization, acquisition of some or all of the stock or assets of another company, purchase or sale of some or all of the stock or assets of the Company not in the ordinary course of business, joint venture, licensing, agreement, royalty agreement, distribution agreement or any similar transaction or combination thereof

      o For the purposes of this Agreement, the term "Financing" shall mean any debt financing or equity investment in the Company other than a Transaction as set forth in Paragraph 1 (b) above, or any combination thereof (i.e., where the funds are received by the Company, as distinct from funds received by selling shareholders). Without limiting the foregoing, Financing shall include lease financing, vendor financing, government sponsored financing or any similar transaction or combination thereof. Sunrise's fee shall be based upon the percentages set forth in this Paragraph 5C below of the gross total credit facility before any deductions, including but not limited to fees, deposits, transaction expenses, reserves, insurance or other amounts withheld or paid by the lender/Investor/facility provider. Financing shall be deemed to include total value of Securities sold directly or indirectly, in connection with the Financing, including proceeds received by the Company upon exercise of options, warrants and/or similar securities (collectively, the "Options"), and any amounts paid into escrow and any amounts payable in the future whether or not subject to any contingency. If the consideration received by the Company is to be paid in whole or in part through installment payments, such installment payments shall be valued on a discounted present value basis using a discount rate of 10% per annum. To the extent such future payments are not currently ascertainable or relate to the


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022
            exercise of Options, the portion of Sunrise's Financing Fee relating thereto shall be calculated and paid when and as such contingent payments are made. If the consideration received by the Company or its shareholders is paid in whole or in part in the form of securities or other non-cash consideration, such consideration shall be valued at the fair market value thereof, as the Company and Sunrise shall agree, on the day, prior to the date of Closing (or later date on which a contingent payment is made), provided, however, that if such consideration consists of securities with an existing trading market, such securities shall be valued at the average of the last sales price for such securities on the five trading days prior to the date of Closing (or later date on which a contingent payment is made). Public offerings, if any, shall be subject to a separate letter agreement and are expressly not addressed in this Agreement.

2. Except as otherwise specified in Paragraph 6 hereof, this Agreement shall be effective for a period of twelve (12) months, commencing upon the execution hereof and shall continue thereafter unless and until terminated on thirty days written notice by either party to the other party.

3. During the term of this Agreement, Sunrise shall provide the Company with such regular and customary consulting advice as is reasonably requested by the Company, provided that Sunrise shall not be required to undertake duties not reasonably within the scope of the financial advisory or investment banking services contemplated by this Agreement. It is understood and acknowledged by the parties that the value of Sunrise's advice is not readily quantifiable, and that Sunrise shall be obligated to render advice upon the request of the Company, in good faith, but shall not be obligated to spend any specific amount of time in so doing.

4. Sunrise shall render such other financial advisory and investment and/or investment banking services as may from time to time be agreed upon in writing by Sunrise and the Company.

5. In consideration for the services rendered by Sunrise to the Company pursuant to this Agreement (and in addition to the expenses provided for in Paragraph 7 hereof), the Company shall compensate Sunrise as follows:

           A. Upon the execution hereof, the Company issue to Sunrise and/or its designees, warrants to purchase 5,000,000 shares of the Company's Common Stock as follows: (i) exercise price shall be 150% of the market price as of the date of execution of this Agreement; and (ii) exercise period shall be not earlier than one year from the date of issuance, the warrants shall be 7 years in duration (the "Retainer Fee"). The terms and conditions of the warrants shall be set forth more fully in a separate warrant agreement to be executed by Sunrise and the Company. Additionally the Company shall pay a cash retainer fee of $25,000.00 This Retainer Fee shall be non-refundable.


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

      B. At the first closing of each Transaction, a cash fee equal to 10% of the first $10,000,000 in consideration, 7% of the consideration between $10,000,001 and $20,000,000 and 3% of the Aggregate Consideration thereafter (as defined below) of such Transaction ("Transaction Fees").

      For the purposes of this Agreement, consideration paid or to be paid other than in cash shall be valued at the fair market value, except that liabilities assumed and notes issued will be valued at the face amount thereof. The fair market value of consideration paid in securities for which there is a recognized trading market shall be based on the closing "offer" price of the securities on the day immediately preceding the closing of the Transaction and shall be computed as if the securities were freely tradable. For the purpose of this Agreement "Transaction" shall mean merger, business combination or reorganization, acquisition of some or all of the stock or assets of another company, purchase or sale of some or all of the stock or assets of the Company not in the ordinary course of business, joint venture, licensing, agreement, royalty agreement, distribution agreement or any similar transaction or combination thereof. "Aggregate Consideration" shall mean the total consideration (stock, cash, assets and all other property (real or personal, tangible or intangible) plus debt assumed) exchanged or received, or to be exchanged or received directly or indirectly by the Company or any of its security holders in connection with any such Transaction, including without limitation any amounts paid or received, or to be paid or received pursuant to any employment agreement, consulting agreement, covenant not to compete, earn-out or contingent payment right or similar arrangement, agreement or understanding, whether oral or written, associated with such Transaction. Transaction Fees shall be paid by the Company to Sunrise at the first closing of any Transaction, provided that the fee due to Sunrise as a result of Consideration which is contingent upon the occurrence of some future event (e.g. earnout or the realization of earnings projections) shall be paid by the Company to Sunrise at the earlier of: (i) the receipt of such Consideration, or (ii) the time that the amount of such Consideration can be determined.

            C. Upon the closing of each successive Financing, a cash fee equal to the greater of (i) one-hundred thousand ($100,000), and (ii) the sum of ten percent (10%) of all secured debt funds raised, plus ten (10%) of all unsecured debt funds raised, plus ten percent (13%) of all equity funds raised in the private markets (the "Financing Fee"). Convertible securities shall be treated as equity for purposes of calculating the Financing Fee. Securities acquired or otherwise received by Financing Sources ("Investors") are referred to as "Securities". In addition, the Company shall issue to Sunrise warrants (the "Warrants") to purchase such number of shares of the common stock of the Company equal to 10% of the aggregate number of fully diluted and/or converted shares of common stock as are purchased by Investors (after giving effect to any increase in

                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022
      shares under a ratchet or similar provision pursuant to which the number of shares initially purchased is subsequently increased) on the same terms and conditions. The Warrants shall be purchased for a nominal sum and shall be exercisable for a period of five years from the date of Closing with an exercise price per share equal to the effective per share price paid by the Investors for the Securities. The terms of the Warrants shall be set forth in one or more agreements (the "Warrant Agreements") in form and substance reasonably satisfactory to Sunrise and the Company. The Warrant Agreements shall contain customary terms, including without limitation, provisions for "cashless" exercise, change of control, price based anti-dilution, and customary demand and piggyback registration rights. For the purposes of this Agreement, the term "Financing" shall mean any debt financing or equity investment in the Company other than a Transaction as set forth in Paragraph 5B above, or any combination thereof (i.e., where the funds are received by the Company, as distinct from funds received by selling shareholders). Without limiting the foregoing, Financing shall include lease financing, vendor financing, government sponsored financing or any similar transaction or combination thereof. Sunrise's fee shall be based upon the percentages set forth in this
      Paragraph 5C above of the gross total credit facility before any deductions, including but not limited to fees, deposits, transaction expenses, reserves, insurance or other amounts withheld or paid by the lender/Investor/facility provider. Financing shall be deemed to include total value of Securities sold directly or indirectly, in connection with the Financing, including proceeds received by the Company upon exercise of options, warrants and/or similar securities (collectively, the "Options"), and any amounts paid into escrow and any amounts payable in the future whether or not subject to any contingency. If the consideration received by the Company is to be paid in whole or in part through installment payments, such installment payments shall be valued on a discounted present value basis using a discount rate of [10%] per annum. To the extent such future payments are not currently ascertainable or relate to the exercise of Options, the portion of Sunrise's Financing Fee relating thereto shall be calculated and paid when and as such contingent payments are made. If the consideration received by the Company or its shareholders is paid in whole or in part in the form of securities or other non-cash consideration, such consideration shall be valued at the fair market value thereof, as the Company and Sunrise shall agree, on the day, prior to the date of Closing (or later date on which a contingent payment is made), provided, however, that if such consideration consists of securities with an existing trading market, such securities shall be valued at the average of the last sales price for such securities on the five trading days prior to the date of Closing (or later date on which a contingent payment is made). Financing shall not include: (a) working capital financing provided by commercial bank loan departments; or (b) extensions, renewals, modifications or refinancings with existing creditors; provided that such financings are initiated by the Company without the assistance of or materials prepared by Sunrise. Public offerings, if any, shall be subject to a separate letter agreement and are expressly not addressed in this Agreement.


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

           D. In the event that the Company completes a transaction in lieu of any Transaction or Financing for which Sunrise is entitled to compensation or otherwise renders services during the course of this engagement to which clause "A", "B", or "C" of this Paragraph 5 do not apply (e.g. a Fairness Opinion), Sunrise shall receive a customary investment banking fee to be mutually agreed upon between Sunrise and the Company based on the nature and type of services rendered.

6. In the event that this Agreement shall not be renewed or if terminated for any reason, notwithstanding any such renewal or termination, Sunrise shall be entitled to a full fee as provided under Paragraph 5 hereof, for any Transaction or Financing for which the discussions were conducted during the term of this Agreement by the Company or by Sunrise on behalf of the Company which is consummated within a period of twelve (12) months after non-renewal or termination of this Agreement. Upon termination of this Agreement, Sunrise shall provide the Company with a written list of parties with whom it had discussions in connection with any Transaction or Financing, which list shall govern the operation of this Paragraph.

7. In addition to the fees payable hereunder, and regardless whether any Transaction or Financing set forth in Paragraph 5 hereof is proposed or consummated, the Company shall reimburse Sunrise for all reasonable fees and disbursements of Sunrise's outside counsel and Sunrise's reasonable travel and out-of-pocket expenses incurred in connection with the services performed by Sunrise pursuant to this Agreement, including without limitation, hotel, food and associated expenses including long-distance telephone calls; provided that to the extent such reimbursements referenced in this Paragraph 7 exceed $5,000 in the aggregate, they, thereafter, shall be subject to the Company's prior approval.

8. The Company acknowledges that all opinions and advice (written or oral) given by Sunrise to the Company in connection with Sunrise's engagement are intended solely for the benefit and use of the Company in considering the transaction or financing to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of Sunrise to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to Sunrise, or use Sunrise's name in any annual reports or any other reports or releases of the Company without Sunrise's prior written consent, which shall not be unreasonably withheld.

      Sunrise and the Company agree and acknowledge that the decision to consummate a Financing and/or Transaction shall be in the Company's sole and absolute discretion.

9. The Company acknowledges that Sunrise and its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Sunrise in conducting such business with respect to others, or in rendering such advice to others, except as such advice may relate to matters relating to the Company's business and properties.


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

10. The Company recognizes and confirms that, in advising the Company and in fulfilling its engagement hereunder, Sunrise will use and rely on data, material and other information furnished to Sunrise by the Company. The Company acknowledges and agrees that in performing its services under this engagement, Sunrise may rely upon the data, material and other information supplied by the Company without independently verifying its accuracy, completeness or veracity, except to the extent Sunrise has actual knowledge to the contrary. The Company represents and warrants to Sunrise that all such information concerning the Company provided by the Company in response to requests made by Sunrise or otherwise, will be true and accurate in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. Sunrise shall be under no obligations to make an independent appraisal of assets or an investigation or inquiry as to any information regarding, or any representations of, any other participant in a Transaction or Financing, and shall have no liability with regard thereto. The Company acknowledges and agrees that Sunrise will be using and relying upon such information supplied by the Company and its officers, agents and others and any other publicly available information concerning the Company without any independent investigation or verification thereof or independent appraisal by Sunrise of the Company or its business or assets. If, in Sunrise's opinion after completion of its due diligence process, the condition of the Company, financial or otherwise, and its prospects are not substantially as represented or do not fulfill Sunrise's expectations, Sunrise shall have the sole discretion to review and determine its continued interest in proposed Financings and/or Transactions.

11. Since Sunrise will be acting on behalf of the Company in connection with its engagement hereunder, the Company and Sunrise have entered into a separate indemnification agreement substantially in the form attached hereto as Schedule A and dated the date hereof, providing for the indemnification of Sunrise by the Company. Sunrise has entered into this Agreement in reliance on the indemnities set forth in such indemnification agreement.

12. Sunrise shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that Sunrise shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

13. A. This Agreement and the Schedule A attached hereto constitute the entire agreement and understanding of the parties hereto, and supersede any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

      B. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent
      (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile to the respective parties as set forth below, or to such other address as either party may notify the other of in writing:

if to the Company, to:                  Otto Law Group
                                        F/B/O Reality Wireless Networks
                                        900 4th Avenue
                                        Suite 3140
                                        Seattle, Washington 98164
                                        Attn:  Michael Johnson

if to Sunrise, to:                      Sunrise Securities Corp.
                                        641 Lexington Avenue, 25th Floor
                                        New York, New York  10022
                                        Attn:  Derek Caldwell
                                               Director

      C. This  Agreement  shall be binding upon and inure to the benefit of each
      of  the   parties   hereto   and  their   respective   successors,   legal
      representatives and assigns.

      D. This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document. This Agreement may be executed and delivered by exchange of facsimile copies showing the parties' signatures, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the same Agreement requiring no further execution.

      E. No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

      F. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in Paragraph 13B hereof.


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

      The parties hereby waive trial by jury in any action or proceeding involving, directly or indirectly, any matter in any way arising out of or in connection with this Agreement.

      If the foregoing correctly sets forth the understanding between Sunrise and the Company with respect to the foregoing, please so indicate your agreement by signing in the place provided below, at which time this letter shall become a binding contract.

                               Sunrise Securities Corp.

                               By:
                                  ------------------------------------
                                    Director

Accepted and Agreed:

Reality Wireless Networks, Inc.
Campbell, California 95008

By:
   ---------------------------------------
           Name: Victor Romero
           Title:   President


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

                         [SUNRISE SECURITIES CORP. LOGO]

                                Member NASD/SiPC

                                   SCHEDULE A
                           INDEMNIFICATION PROVISIONS

--------------------------------------------------------------------------------

In connection with the engagement of Sunrise Securities Corp. (`Sunrise") by _____________(the "Company") pursuant to a letter agreement dated ( ) ______, 2002 between the Company and Sunrise as it may be amended from time to time (the "Letter Agreement"), the Company, hereby agrees as follows:

1. In connection with or arising out of or relating to the engagement of Sunrise under the Letter Agreement, or any actions taken or omitted, services performed or matters contemplated by or in connection with the Letter Agreement, the Company agrees to reimburse Sunrise, its affiliates and their respective directors, officers, employees, agents and controlling persons (each an "Indemnified Party") promptly upon demand for actual, out-of-pocket expenses (including reasonable fees and expenses for legal counsel) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim, or any litigation, proceeding or other action in respect thereof (collectively, a "Claim"). The Company also agrees (in connection with the foregoing) to indemnify and hold harmless each Indemnified Party from and against any and all out-of-pocket losses, claims, damages and liabilities, joint or several, to which any Indemnified Party may become subject, including any amount paid in settlement of any litigation or other action (commenced or threatened) to which the Company shall have consented in writing (such consent not to be reasonably withheld), whether or not any Indemnified Party is a party and whether or not liability resulted; provided, however, that the Company shall not be liable pursuant to this sentence in respect of any loss, claim, damage or liability to the extent that a court or other agency having competent jurisdiction shall have determined by final judgement (not subject to further appeal) that such loss, claim, damage or liability was incurred solely as a direct result of the willful misconduct or gross negligence of such Indemnified Party.

2. An Indemnified Party shall have the right to retain separate legal counsel of its own choice to conduct the defense and all related matters in connection with any Claim. The Company shall pay the reasonable fees and expenses of such legal counsel, and such counsel shall to the fullest extent, consistent with its professional responsibilities, cooperate with the Company and any legal counsel designated by the Company.

3.    The  Company  will  not,   without  the  prior  written  consent  of  each
      Indemnified Party settle, compromise or consent to the entry of any judgement in any pending or threatened Claim in respect of which indemnification may be reasonably sought hereunder (whether or not any


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

      Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person against whom such Claim may be brought hereunder from any and all liability arising out of such Claim.

4. In the event the indemnity provided for in paragraphs 1 and 2 hereof is unavailable or insufficient to hold any Indemnified Party harmless, then the Company shall contribute to amounts paid or payable by an Indemnified Party in respect of such Indemnified Party's losses, claims, damages and liabilities as to which the indemnity provided for in paragraphs 1 and 2 hereof is unavailable or insufficient (i) in such portion as appropriately reflects the relative benefits received by the Company, on the one hand, and the Indemnified Party, on the other hand, in connection with the matters as to which losses, claims, damages or liabilities relate, or (ii) if the allocation provided by (i) above is not permitted by applicable law, in such proportion as appropriately reflects not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Indemnified Parties, on the other hand, as well as any other equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other out-of-pocket fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, Sunrise's share of the liability hereunder shall not be in excess of the amount of fees actually received by Sunrise under the Letter Agreement (excluding any amounts received as reimbursement of expenses by Sunrise).

5. It is understood and agreed that, in connection with Sunrise's engagement by the Company under the Letter Agreement, Sunrise may also be engaged to act for the Company in one or more additional capacities, and that the terms of any such additional engagement may be embodied in one or more separate written agreements. These Indemnification Provisions shall apply to the engagement under the Letter Agreement and to any such additional engagement and any modification of such additional engagement; provided, however, that in the event that the Company engages Sunrise to act as a dealer manager in an exchange or tender offer or as an underwriter in connection with the issuance of securities by the Company or to furnish an opinion letter, such further engagement may be subject to separate indemnification and contribution provisions as may be mutually agreed upon.

6. These Indemnification Provisions shall remain in full force and effect in connection with the transaction contemplated by the Letter Agreement whether or not consummated, and shall survive the expiration of the period of the Letter Agreement, and shall be in addition to any liability that the Company might otherwise have to any Indemnified Party under the Letter Agreement or otherwise.


                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

7. Each party hereto consents to personal jurisdiction and service of process and venue in any court in the State of New York in which any claim for indemnity is brought by any Indemnified Person.

SUNRISE SECURITIES CORP.



By:
           --------------------------------
           Name:
           Title:    Director

[                                           ]



By:
           --------------------------------
           Name:
           Title:


           --------------------------------



                            SUNRISE SECURITIES CORP.
              641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NY 10022

                                                                               3